Exhibit 32.1

CERTIFICATIONS OF MICHAEL S. DELL, CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
AND DAVID KENNEDY, EXECUTIVE VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officers of Dell Technologies Inc. hereby certify that (a) Dell Technologies Inc.’s Quarterly Report on Form 10-Q for the three months ended October 31, 2025, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Dell Technologies Inc.

December 9, 2025	/s/ MICHAEL S. DELL
Michael S. Dell
Chairman and Chief Executive Officer

December 9, 2025	/s/ DAVID KENNEDY
David Kennedy
Executive Vice President and Chief Financial Officer

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